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Exhibit 32.2

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the Annual Report of Digimarc Corporation, a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), Michael McConnell, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL MCCONNELL Michael McConnell Chief Financial Officer February 29, 2008

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  Exhibit 32.2